UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23967	52-2040275
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Lincoln Centre, Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (630) 629-0003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        Attached is a transcript of the previously announced public conference call of WidePoint Corporation (the “Company”) at which the Company’s management discussed the financial results of the quarter ended September 30, 2006 and related matters.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibit is furnished herewith:

        Exhibit 99.1 Transcript of the Registrant’s public conference call held on November 16, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION
/s/ James T. McCubbin
Date: November 17, 2006	James T. McCubbin
Vice President and Chief Financial Officer